LINE OF CREDIT AGREEMENT

Date:  May ___, 2005

         THIS AGREEMENT is entered into between BIOPHAN TECHNOLOGIES, INC., a Nevada corporation having an office address at 150 Lucius Gordon Drive, Suite 215, West Henrietta, New York 14586 (the "Borrower") and BIOMED SOLUTIONS, LLC, a New York limited liability company having an office address at 150 Lucius Gordon Drive, Suite 215, West Henrietta, New York 14586 (the "Lender").

         The Lender has agreed to lend Borrower an amount up to two million dollars ($2,000,000.00) in accordance with the terms of this Agreement.

      1. COMMITMENT. The Lender agrees to make loans to the Borrower at any time during this Agreement and prior to the Termination Date, in an aggregate principal amount up to but not exceeding the sum of $2,000,000 at any one time outstanding (the "Commitment"). Advances (the "Advances") shall be requested and made in accordance with the terms of Section 10(a) hereof. During this period, the Borrower may use the Commitment by borrowing, paying, renewing or prepaying the outstanding balance as reflected by this Agreement, in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Commitment shall extend through November 30, 2005, which date shall be the Termination Date. During the term of the Commitment, Borrower's obligations shall be represented by the Lender's Convertible Promissory Note in the form attached hereto as Exhibit A (the "Note").

      2. NOTICE OF BORROWING. The Borrower shall give the Lender written notice of the date and the amount of each proposed borrowing pursuant to the Commitment, which notice shall comply with the requirements of Section 10(a) hereof. Notwithstanding any provision herein to the contrary, the Borrower must provide the Lender at least ten (10) days' prior written notice before each Advance. On or before the date specified in such notice, the Lender will make the amount then to be loaned by it available to the Borrower.

      3. INTEREST. The Borrower shall pay interest upon the amount at any time outstanding upon the Note, at the rate of eight percent (8%) per annum. Interest on the outstanding balance of principal advanced shall accrue and be payable upon payment or prepayment in full of the unpaid principal balance.

      4. PAYMENT. Payment shall be made on the Termination Date in accordance with the terms of the Note. All payments (including prepayments) by the Borrower on account of principal and interest on either Note shall be made to the Lender by corporate check at the address specified in the Note or by wire transfer.

      5. WARRANTS. In consideration of the Commitment, the Lender shall receive warrants to purchase five hundred thousand (500,000) shares of common stock of the Borrower, at an exercise price equal to one hundred ten percent (110%) of the average of the closing prices for the twenty (20) trading days prior to the execution of this Agreement. The warrants shall have a life of one (1) year and shall be subject to vesting at a rate of one warrant share vested for every $4.00 lent in Advances by the Lender. Any unvested portion of the warrant shall expire on the Termination Date. The form of warrant is attached hereto as Exhibit B.

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      6.    USE OF PROCEEDS.  The proceeds of the loans made hereunder  shall be used for the corporate working capital purposes of the Borrower.

      7. EVENTS OF DEFAULT. Upon the occurrence and continuance of any Event of Default as defined in the Note, the Lender may, by notice to the Borrower, declare the Commitment immediately terminated and/or any amounts outstanding hereunder to be forthwith due and payable, whereupon the Commitment shall be immediately terminated and/or the outstanding principal amount of the Note, together with accrued interest thereon, shall become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, notwithstanding anything contained herein to the contrary.

      8.    REGISTRATION RIGHTS.

            a. The Lender acknowledges that the certificates for the securities comprising the shares that underlie the warrants granted hereunder and by the conversion of the Note (as set forth therein)(the "Shares" or "Securities") which the Lender will receive will contain a legend substantially as follows:

                           THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS IS AVAILABLE.

                  The Lender further acknowledges that stop transfer orders will be placed upon the certificates for the Securities comprising the Shares in accordance with the 1933 Act.

            b. The Lender acknowledges that the Borrower has agreed to use its best efforts to include the Shares or Securities (also referred to as the "Registrable Securities") in any registration statement to be filed with the Securities and Exchange Commission (the "Commission") for its own account or the accounts of others under the Securities Act any of its equity securities, other than on Form S-4 or Form S-8 or their equivalents relating to shares of its common stock to be issued solely in connection with any acquisition of any entity or business or shares of common stock issuable in connection with stock option or other employee benefit plans. The piggy back registration rights shall be subject to underwriter's approval and other such restrictions (the "Registration Statement"). The Borrower shall use its good faith efforts to keep such Registration Statement continuously effective as long as the delivery of a prospectus thereunder is required under the Act and its regulations (including but not limited to Rule 144 thereunder or its successor regulations ("Rule 144")) in connection with the disposition of the Securities; provided, that it is agreed and acknowledged that such obligation of the Borrower to maintain the effectiveness of the Registration Statement shall cease upon the ability of the Lender to sell or otherwise dispose of all of the Registrable Securities covered by the Registration Statement under Rule 144; provided further, that notwithstanding the Borrower's obligation to maintain the effectiveness of the Registration Statement pursuant to the immediately preceding proviso, and notwithstanding the duration of any Blackout Period, such obligation to maintain the effectiveness of the Registration Statement shall cease under all circumstances no later than the second anniversary of the date of the Termination Date.


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

            c.    The  Borrower  agrees  to pay  all  Registration  Expenses  in connection with the Registration Statement. All Selling Expenses relating to Registrable Securities registered on behalf of the Lender pursuant to the Registration Statement shall be borne by the Lender. For purposes of this Agreement, "Registration Expenses" shall mean (1) all registration, listing, qualification and filing fees (including NASD filing fees), (ii) fees and disbursements of counsel for the Borrower, (iii) accounting fees incident to any such registration, (iv) blue sky fees and expenses (including counsel fees in connection with the preparation of a Blue Sky Memorandum and legal investment survey and NASD filings), and
                  (v) all expenses of any persons in preparing or assisting in preparing, printing, distributing, mailing and delivering the Registration Statement, any prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of and compliance with this Agreement and (vi) all internal expenses of the Borrower (including all salaries and expenses of officers and employees performing legal or accounting duties); provided, however, Registration Expenses shall not include any Selling Expenses. For purposes of this Agreement, "Selling Expenses" shall mean underwriting discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities registered on behalf of the Lender for Shares hereunder.

            d. The Registration Statement will not be deemed to have become effective (and the related registration will not be deemed to have been effected) unless it has been declared effective by the Commission prior to a request by the Lender that such Registration Statement be withdrawn; provided, however, that if, after it has been declared effective, the offering of any Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court then the Borrower will use its reasonable best efforts to obtain withdrawal of such order.


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

            e. At any time or from time to time, the Lender may elect to have its Registrable Securities sold in an underwritten offering and may select the investment banker or investment bankers and manager or managers that will serve as lead and co-managing underwriters with respect to the offering of its Registrable Securities, subject to the consent of the Borrower which shall not be unreasonably withheld.

            f.    The  Lender  agrees,   as  a  condition  to  the  registration
                  obligations with respect to the Lender provided herein, to furnish to the Borrower such information regarding the Lender required to be included in the Registration Statement, the ownership of Registrable Securities by the Lender and the proposed distribution by the Lender of such Registrable Securities as the Borrower may from time to time reasonably request in writing.

            g. The Lender agrees that, upon receipt of any notice from the Borrower of the happening of any event of the kind which the Borrower reasonably regards as requiring Lender to discontinue sale of the Registrable Securities pursuant to the Registration Statement, the Lender will forthwith discontinue disposition of the Registrable Securities pursuant to the affected Registration Statement until the Lender's receipt of the copies of any supplemented or amended prospectus as shall be required in the reasonable opinion of the Borrower, and, if so directed by the Borrower, the Lender will deliver to the Borrower (at the expense of the Borrower), all copies in its possession, other than permanent file copies then in the Lender's possession, of any prospectus covering such Registrable Securities which was current at the time of receipt of such notice.

      9.    INDEMNIFICATION; CONTRIBUTION.

            a. Indemnification by the Borrower. The Borrower agrees to indemnify and hold harmless each person who participates as an underwriter of the Securities pursuant to the Registration Statement, the Lender and their respective partners, directors, officers and employees and each person, if any, who controls any Lender or underwriter within the meaning of
                  Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") as follows:

                  i. against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement pursuant to which Securities were registered under the Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;


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

                  ii. against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Borrower; and

                  iii. against any and all reasonable expense whatsoever, as incurred (including fees and disbursements of counsel), incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not such person is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, however, that this indemnity agreement does not apply to the Lender or underwriter with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Borrower by the Lender or underwriter expressly for use in a Registration Statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto); and provided further, in the case of an offering that is not an underwritten offering, the Borrower will not be liable to the Lender under the indemnity agreement in this Section 9(a) for any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense that arises out of the Lender's failure to send or give a copy of the final prospectus (as its may then be amended or supplemented) to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Securities to such person if such statement or omission was corrected in such final prospectus (as it may then be amended or supplemented) and the Borrower has previously furnished copies thereof in accordance with this Agreement.

            b. Indemnification by the Lender. The Lender agrees to indemnify and hold harmless the Borrower, and each underwriter and each of their respective partners, directors, officers and employees (including each officer of the Borrower who signed the Registration Statement), and each person, if any, who controls the Borrower or any underwriter within the meaning of
                  Section 15 of the Act, against any and all losses, liabilities, claims, damages, judgments and expenses described in the indemnity contained in paragraph (a) of this Section (provided that any settlement of the type described therein is effected with the written consent of the Lender), as incurred, but only with respect to untrue statements or alleged untrue statements of a material fact contained in any prospectus or the omissions or alleged omissions therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Borrower by the Lender expressly for use in such Registration Statement (or any amendment thereto) or such prospectus (or any amendment or supplement thereto).


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

            c. Conduct of Indemnification Proceedings. Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but which it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party's or parties' expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties determines in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all underwriters and another counsel for all other indemnified parties under this Agreement) at the indemnifying party's or parties' expense. If an indemnifying party or parties is not entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (limited in each jurisdiction to one counsel for all underwriters and another counsel for all other indemnified parties under this Agreement). No
                  indemnifying   party  or  parties   will  be  liable  for  any
                  settlement effected without the written consent of such indemnifying party or parties, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not, except as otherwise provided in this subsection (c), be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.


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

            d.    Contribution.

                  i. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Borrower on the one hand and of the Lender (including, in each case, that of their respective officers, directors, employees and agents) on the other, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations. The relative fault of the Borrower on the one hand and of the Lender (including, in each case, that of their respective officers, directors, employees and agents) on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Borrower, on the one hand, or by or on behalf of the Lender, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  ii. The Borrower and the Lender agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in sub-paragraph (i) above. Notwithstanding the provisions of this paragraph (d), in the case of distributions to the public, the Lender shall not be required to contribute any amount in excess of the amount by which
                        (A) the total price at which the Securities sold by the Lender and distributed to the public were offered to the public exceeds (B) the amount of any damages which the Lender has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) with respect to the Securities shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


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

                  iii. For purposes of this Section, each person, if any, who controls the Lender or an underwriter within the meaning of Section 15 of the Act (and their respective partners, directors, officers and employees) shall have the same rights to contribution as the Lender or underwriter; and each director of the Borrower, each officer of the Borrower who signed the Registration Statement and each person, if any, who controls the Borrower within the meaning of Section 15 of the Act, shall have the same rights to contribution as the Borrower.

      10.   MISCELLANEOUS.

            a. Notices. All notices, requests, and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed as set forth above or to such other address as may be hereafter designated in writing by the respective parties hereto.

            b. No Waiver, Cumulative Remedies, Amendment. No failure to exercise and no delay in exercising on the part of the Lender, any right, power, or privilege hereunder or under either Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No modification or waiver of any provision of this Agreement nor consent to any departure by the Borrower from the provisions hereof shall be effective unless the same shall be in writing from the Lender, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given. No notice to the Borrower shall entitle the Borrower to any other or further notice in other similar circumstances unless expressly provided for herein. No course of dealing between the Borrower and the Lender shall operate as a waiver of any of the rights of the Lender under this Agreement.

            c. Payment of Fees. The Borrower agrees to pay all reasonable costs and expenses of the Lender in connection with the enforcement of, or the preservation of rights arising under, the Note, including reasonable legal fees and disbursements arising in connection therewith.

            d. Entire Agreement. This Agreement and Exhibit A constitute the entire agreement between Borrower and Lender with respect to the subject matter hereof and supersede all prior understandings and agreements, written or oral, regarding the subject matter. Unless otherwise provided herein, this Agreement may be modified or amended only by a written consent executed by both parties.


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

            e. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower may not transfer or assign any of its rights or interests hereunder without the prior written consent of the Lender.

            f. Construction. This Agreement and the rights and obligations of the parties hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the State of New York. Both parties consent to the jurisdiction of the state and federal courts located in Rochester, New York with respect to any disputes arising between the parties.

                           (Signature page to follow)


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

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth above.

                                    BORROWER:

                                    BIOPHAN TECHNOLOGIES, INC.


                                    By:
                                         ---------------------------------------
                                    Printed Name:  Guenter Jaensch
                                    Title:  Chairman

                                    LENDER:

                                    BIOMED SOLUTIONS, LLC


                                    By:
                                         ---------------------------------------
                                    Printed Name:
                                                  ------------------------------
                                    Title:
                                           -------------------------------------

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